Phoenix Life Sciences International Limited. 8-K

Exhibit 99.1

Phoenix Life Sciences International Completes Merger and Announces Global Production Strategy

DENVER – September 18, 2018 – Phoenix Life Sciences International Limited (“Phoenix Life”), an adaptive healthcare solutions company, today announced its common stock is now publicly traded in the United States, trading under the symbol OTC: MJMD and released these initial statements on its global production strategy for cannabinoid-based healthcare solutions.

Phoenix Life, which is a consolidation of multiple domestic and international businesses including Stem BioScience, Inc., Blue Dragon Ventures, along with the MediJane brand, aims to be the premier global healthcare company that changes the way that many diseases and conditions are treated around the world.

Phoenix Life is working with internationally-recognized doctors, botanists and pharmaceutical industry veterans to develop a pipeline of medicinal cannabis products with multiple delivery systems targeting the treatment of various medical indications, in addition to supplying generic medical cannabis products for doctor’s prescription and pharmacy fulfillment. The company plans to align with federal and state single-payer healthcare systems in established and emerging economies in order to bring these medications to market, improve overall national health and reduce the cost of providing medical services and treatments to these populations. The company also plans to partner with universities and other research organizations to advance research in both generic and targeted cannabis medications.

“We are confident that we will be able to impact the health and wellbeing of millions of people around the world with our highly-sophisticated cannabis derived formulations and our unique production and distribution models,” said Martin Tindall, Incoming Chief Executive Officer of Phoenix Life Sciences International. “I am excited to help guide the company to success and remain committed to the vision of life-enhancement through better healthcare.”

Currently, the company is working with the government of the Republic of Vanuatu, a South Pacific island nation comprised of roughly 80 islands. The nation’s largest causes of death are cervical cancer and diabetes, both conditions that Phoenix Life plans to target with its cannabis-derived medications. Implementing a vertically integrated supply chain model, the company intends to springboard distribution throughout the Australian and South Pacific markets, as well as to 30 or more countries that have approved medical cannabis.

For more information about Phoenix Life, please visit https://www.plsi.co/.

About Phoenix Life Sciences International Limited

Phoenix Life Sciences International Limited is an adaptive healthcare solutions company. Our business is to advance research and integrate programs and manufacturing of products that target and treat diabetes, pain, cancer, and address psychological, gastrointestinal, autoimmune, neurological and sleep disorders. We strive to create partnerships and integrate these programs for human health into communities worldwide as part of our Global Health Initiative.

FORWARD-LOOKING STATEMENTS

Information contained in this press release regarding Phoenix Life Sciences International, Limited and its subsidiaries, (the “Companies”) may constitute forward-looking statements or statements which may be deemed or construed to be forward-looking statements. The words “plan”, “forecast”, “anticipates”, “estimate”, “project”, “intend”, “expect”, “should”, “believe,” and similar expressions are intended to identify forward-looking statements. These forward-looking statements involve, and are subject to, known and unknown risks, uncertainties and other factors which could cause the Company’s actual results, performance (financial or operating) or achievements to differ from the future results, performance (financial or operating) or achievements expressed or implied by such forward-looking statements. The risks, uncertainties and other factors are more fully discussed in the Company’s filings with the U.S. Securities and Exchange Commission. All forward-looking statements attributable to the Companies herein are expressly qualified in their entirety by the above-mentioned cautionary statement. The Companies disclaim any obligation to update forward-looking statements contained in this press release, except as may be required by law.

FOOD AND DRUG ADMINISTRATION (FDA) DISCLOSURE

These statements have not been evaluated by the FDA and therefore the products sold by Phoenix Life Sciences International are not available on U.S.

LEGAL DISCLOSURE

Phoenix Life Sciences International does not sell or distribute any products in the United States that are in violation of the United States Controlled Substances Act (US.CSA). This company does grow, sell, and distribute cannabis-based products in the United States and is solely involved with the legal distribution of medical cannabis-based products within certain international markets outside of the United States.

Investor Contact:

Phone: 1.888.717.5655 or international +1.720.699.7222

E-mail: investor.relations@phoenixlife.co

Media Contact:

Kathryn Reinhardt

CMW Media

Kathryn@cmwmedia.com

619-972-3089